UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2019

Reign Sapphire Corporation

(State or other jurisdiction of incorporation)

Delaware	333-204486	47-2573116
(State or other jurisdiction	(Commission file Number)	(IRS Employer
of incorporation)		Identification No.)

9465 Wilshire Boulevard, Beverly Hills, CA	90212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 457-3772

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Current Report on Form 8-K is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Current Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

Item 1.01 Entry into a Material Definitive Agreement.

On January 1, 2019, Reign Brands, Inc., a subsidiary of Reign Sapphire Corporation, entered into an Asset Purchase Agreement (the “Agreement”) with Co-Op Jewelers LLC (“Co-Op”), whereby Reign Brands, Inc. sold operating assets of Reign Brands, Inc., consisting of substantially all of the assets related to Coordinates Collection (“CC”). On January 1, 2019 (the “Closing Date”), the parties executed the Asset Purchase Agreement and the final exhibits.

Upon the closing of the Agreement, Reign Brands, Inc. sold substantially all of the operating assets of the CC business, consisting of fixed assets and intellectual property in exchange for an aggregate of $100,000 in cash. The Agreement contained customary closing conditions.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REIGN SAPPHIRE CORPORATION

Date: January 4, 2019                                                    By:       /s/ Joseph Segelman

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Joseph Segelman, Chief Executive Officer